UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2009
TERREMARK WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Biscayne Tower
2 South Biscayne Boulevard, Suite 2800
Miami, Florida 33131

(Address of Principal Executive Office)
Registrant’s telephone number, including area code (305) 961-3200
One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2900, Miami, Florida 33131

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
This Form 8-K is being filed pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, with respect to the press release issued by Terremark Worldwide, Inc. (the “Company”) on June 9, 2009, a copy of which is being filed as exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
     Not Applicable
(b) Pro Forma Financial Information
     Not Applicable
(c) Shell Company Transactions
     Not Applicable
(d) Exhibits

Exhibit
Number	Description

99.1	Press release, dated June 9, 2009, issued by the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: June 8, 2009	By:	/s/ Jose A. Segrera
Jose A. Segrera
Chief Financial Officer